Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
OF ROSETTA STONE INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. John Hass, President, Chief Executive Officer, and Chairman of the Board of Rosetta Stone Inc. (the "Company"), hereby certify, to my knowledge, that:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. JOHN HASS
A. John Hass (Principal Executive Officer)
Date: March 14, 2017